NUVEEN INVESTMENT TRUST II

NUVEEN RITTENHOUSE GROWTH FUND

SUPPLEMENT DATED FEBRUARY 4, 2009

TO THE PROSPECTUS DATED NOVEMBER 28, 2008

The Board of Trustees (the “Board”) of Nuveen Investment Trust II has approved the reorganization of Nuveen Rittenhouse Growth Fund (the “Growth Fund”) into Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”), subject to approval by shareholders of the Growth Fund (the “Reorganization”). If shareholders of the Growth Fund approve the Reorganization, the Growth Fund will be reorganized into the Dividend Growth Fund, which has (i) lower management fees and net operating expenses than the Growth Fund, (ii) a portfolio management team that has demonstrated a stronger historic performance record than the Growth Fund, and (iii) distribution opportunities that are expected to exceed those of the Growth Fund. If the Reorganization is approved and completed, the Growth Fund will pay all costs associated with the Reorganization. The Board has determined that the proposed Reorganization is in the best interest of each Fund.

The Growth Fund and the Dividend Growth Fund invest primarily in large-capitalization U.S. stocks and follow a conservative growth philosophy centered on companies with quality earnings and earnings growth potential. The primary differences between the Funds are that (i) the Dividend Growth Fund, unlike the Growth Fund, emphasizes companies that pay tax-advantaged dividends, (ii) the Dividend Growth Fund invests in companies that exhibit both growth and value characteristics, while the Growth Fund focuses primarily on growth stocks, and (iii) the Dividend Growth Fund may invest a higher percentage of its net assets in non-U.S. securities than the Growth Fund.

The Board intends to call a special meeting of shareholders of the Growth Fund at which shareholders will vote on the Reorganization. Further information regarding the proposed Reorganization, including the date of the special meeting, will be contained in a proxy statement that is scheduled to be mailed to shareholders on or about March 6, 2009.

Also, the advisory business and portfolio management personnel of Rittenhouse Asset Management, Inc. (“Rittenhouse”), the Growth Fund’s sub-adviser, have been consolidated with Santa Barbara Asset Management, LLC (“SBAM”), a wholly-owned subsidiary of Nuveen Investments, Inc. and an affiliate of Rittenhouse. There have been no changes in the Growth Fund’s portfolio management team, although as a result of the consolidation, SBAM became the sub-adviser to the Growth Fund.

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MGN-RIT-0109D